UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 12, 2019 (June 11, 2019)

EQUITRANS MIDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 2000 Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 395-2688

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Equitrans Midstream Corporation (the Company) held on June 11, 2019, the Company’s shareholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2019 (the Proxy Statement).  The final vote results for each proposal were as follows:

Proposal 1*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Elected the individuals set forth below to the Board of Directors to serve a one-year term expiring at the 2020 annual meeting:
• Vicky A. Bailey	219,954,003	90.44%	3,236,607	1.33%	0	20,018,329
• Kenneth M. Burke	220,284,164	90.57%	2,906,446	1.20%	0	20,018,329
• Margaret K. Dorman	221,870,503	91.23%	1,320,107	0.54%	0	20,018,329
• Thomas F. Karam	221,785,140	91.19%	1,405,470	0.58%	0	20,018,329
• David L. Porges	213,953,779	87.97%	9,236,831	3.80%	0	20,018,329
• Norman J. Szydlowski	221,904,177	91.24%	1,286,433	0.53%	0	20,018,329
• Robert F. Vagt	220,283,387	90.57%	2,907,223	1.20%	0	20,018,329

Proposal 2*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Approved, on an advisory basis, the compensation of the Company’s named executive officers for 2018.	219,253,162	90.15%	3,589,070	1.48%	348,378	20,018,329

Proposal 3*	1 Year	2 Years	3 Years	Shares Abstained	Broker Non-Votes
Approved, on an advisory basis, the annual inclusion of a say-on-pay proposal in the Company’s proxy statement.	219,234,640	1,951,901	1,756,321	247,748	20,018,329

Based on these results, and consistent with the Company’s recommendation, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year until the next shareholder advisory vote on the frequency of say-on-pay proposals.

Proposal 4*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019.	242,706,039	99.79%	310,182	0.13%	192,718	N/A

* For purposes of all proposals above, abstentions, broker non-votes and the failure to vote were not votes cast and, accordingly, had no effect on the outcome of such proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: June 12, 2019	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Senior Vice President and Chief Financial Officer